EXHIBIT 10.H.1
AMENDMENT NO. 1 TO THE
EL PASO ENERGY CORPORATION
SENIOR EXECUTIVE SURVIVOR
BENEFIT PLAN
     Pursuant to Section 7.5 of the El Paso Energy Corporation Senior Executive Survivor Benefit Plan, Amended and Restated effective as of August 1, 1998 (the “Plan”), the Plan is hereby amended as follows, effective February 7, 2001:
     WHEREAS, the Certificate of Incorporation of El Paso Energy Corporation, a Delaware corporation, was amended to change the name of the corporation to El Paso Corporation effective February 7, 2001.
     NOW THEREFORE, the name of the Plan is hereby changed to the “El Paso Corporation Senior Executive Survivor Benefit Plan “ and all references in the Plan to “El Paso Energy Corporation” or the “Company” shall mean “El Paso Corporation.”
     IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 7th day of February 2001.

EL PASO CORPORATION
By:	/s/ Joel Richards III
Joel Richards III
Executive Vice President Human Resources and Administration

Attest:

/s/ David L. Siddall Corporate Secretary